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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 21, 1998


                          LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                   Delaware
                           (State of Incorporation)


      001-13949                                          65-0424192
(Commission File No.)                       (I.R.S. Employer Identification No.)


             3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
             (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code:  405-841-2298
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ITEM 5.  OTHER EVENTS.

         On October 21, 1998, Local Financial Corporation ("Local Financial") announced third quarter earnings of $4.7 million or $0.23 basic earnings per share bringing year-to-date earnings to $13.5 million or $0.66 basic earnings per share. In conjunction with the earnings announcement, the Company reported the successful completion of its acquisition of BankSouth Corporation, the Lawton, Oklahoma bank holding company for Citizens Bank. BankSouth had assets, liabilities and stockholders' equity of $177.5 million, $167.8 million and $9.7 million, respectively, as of September 30, 1998 and was accounted for as a purchase in Local Financial's balance sheet at that date.

         The press release issued in connection with this announcement is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LOCAL FINANCIAL CORPORATION


Date:    October 30, 1998           By: /s/ Richard L. Park
                                        ---------------------------------------
                                        Richard L. Park, Chief Financial Officer
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                                 EXHIBIT INDEX

                                       TO

                            FORM 8-K CURRENT REPORT

                       DATE OF REPORT:  OCTOBER 21, 1998


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                                                                                      CONSECUTIVE
EXHIBIT NO.                                DESCRIPTION                                 PAGE NO.
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Exhibit 99                    Press Release Dated October 21, 1998                         4
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